UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12
CUMBERLAND PHARMACEUTICALS INC.

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

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You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.
Cumberland Pharmaceuticals
c/o Continental Proxy Services
    1 State Street, New York NY 10004    1600 West End Ave, Suite 1300
Suite 950, Nashville, TN 37203
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS     to be held on Tuesday, April 25, 2023

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.
Dear Shareholder,
The 2023 Annual Meeting of Shareholders of Cumberland Pharmaceuticals Inc. will be held at 1600 West End Avenue, Suite 1300, Nashville, TN 37203, on Tuesday, April 25, 2023, at 9:30 AM Central Time.
Proposals to be considered at the Annual Meeting:
(1)To consider and act upon a proposal to elect to the Company’s Board of Directors, Mr. Kenneth Krogulski, Ms. Caroline Young and Mr. Martin S. Brown;
(2)To ratify a proposal to consider the appointment of FORVIS, LLP (formerly BKD, LLP) as the Company’s independent registered public accounting firm for the 2023 fiscal year;
(3)To provide shareholders an opportunity to participate in an advisory vote on executive compensation;
(4)To approve an amendment to the Amended and Restated 2007 Long-Term Incentive Compensation Plan increasing the shares of common stock available for issuance under the 2007 Plan by 750,000 shares; and
(5)Any other business that may properly come before our annual meeting.
The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4.

Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.
CONTROL NUMBER

The Proxy Materials are available for review at: http://www.cstproxy.com/cumberlandpharma/2023

1300 West End Ave, Suite 1300,
Nashville, TN 37203
Important Notice Regarding the Availability Of Proxy Materials For the Annual Meeting of Shareholders to Be Held On Tuesday, April 25, 2023
The following Proxy Materials are available to you to review at: http://www.cstproxy.com/cumberlandpharma/2023. Included are the Company’s:
•Annual Report for the year ended December 31, 2022.
•2023 Proxy Statement.
•Proxy Card.
•Any amendments to the foregoing materials.
This is not a ballot. You cannot use this notice to vote your shares. This communication presents an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before April 14, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., proxy number, and account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call 1-888-221-0691, or
By logging on to http://www.cstproxy.com/cumberlandpharma/2023 or
By email at: proxy@continentalstock.com
Please include the company name and your control number in the subject line.

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